Merger Agreement	6 Months Ended
Apr. 30, 2016
Merger Agreement [Abstract]
MERGER AGREEMENT

7. MERGER AGREEMENT

On March 7, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FinTech Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and FTS, which provides for the acquisition of FTS by the Company pursuant to the proposed merger of FTS with and into Merger Sub (the “Merger”).

As a result of the Merger, (i) each outstanding share of FTS Series A Preferred Stock (“FTS Series A Stock”) and each outstanding share of FTS common stock (“FTS Common Stock”) will convert into the right to receive a combination of cash and shares of Common Stock, and (ii) a portion of outstanding options to purchase shares of FTS Common Stock (“FTS Options”) will be cancelled in exchange for the right to receive a cash payment, and the remaining outstanding FTS Options shall be converted into options to receive Common Stock, in each case as calculated pursuant to the terms of the Merger Agreement.

Pursuant to the Merger Agreement, the aggregate consideration to be paid to FTS equity holders will consist of an amount in cash equal to $180,000,000 plus the amount of Excess Cash (as defined in the Merger Agreement) and $170,000,000 in shares of Common Stock, subject to adjustment in accordance with the terms of the Merger Agreement.

Each of FTS, the Company and Merger Sub have made representations, warranties and covenants in the Merger Agreement that are customary for transactions of this nature. The representations and warranties of the Company, Merger Sub and FTS will not survive the closing of the Merger.

The Merger Agreement provides that, upon consummation of the Merger, the Company will enter into a registration rights agreement, shareholders agreement, a letter agreement and employment agreements.

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including, among others, that (i) the Merger be approved by the Company’s stockholders and FTS’s stockholders; (ii) there has been no material adverse effect with respect to FTS since the date of the Merger Agreement; (iii) the organizational documents of the Company will be amended and restated as described in the Merger Agreement principally to change the name of the Company, increase the authorized number of shares of Common Stock and declassify the Company’s board of directors; and (iv) the Company and Merger Sub will have received the proceeds of the Debt Financing and Equity Financing (each as defined in the Merger Agreement). The Merger Agreement may be terminated at any time prior to the consummation of the Merger (whether before or after the required Company and FTS stockholder votes have been obtained) by mutual written consent of the Company and FTS and in certain other limited circumstances, including if the Merger has not been consummated by July 31, 2016.